FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000


Available Amount to Note Holders:                                                                    6,659,815.78

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                  -
            (b) Servicer Fees from current and prior Collection Period                                  70,124.80
            (c) Servicing Charges inadvertantly deposited in Collection Account                                 -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               17,728.92
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                             -
            Class A-2 Note Interest                                                                    131,598.01
            Class A-3 Note Interest                                                                    238,484.95
            Class A-4 Note Interest                                                                    331,522.69

(viii)      Class B-1 Note Interest                                                                     20,206.57
(ix)        Class B-2 Note Interest                                                                     13,090.22
(x)         Class B-3 Note Interest                                                                     17,183.84
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                             -
            Class A-2 Principal Distribution Amount                                                  5,519,487.01
            Class A-3 Principal Distribution Amount                                                             -
            Class A-4 Principal Distribution Amount                                                             -
(xii)       Note Insuer Reimbursement Amount                                                                    -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              119,988.85
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               59,994.41
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              119,988.85
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                -
(xviii)     Remaining Amount to Residual Holder                                                                 -

            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2000



                       Initial          Beginning       Base        Additional        Total           Ending              Ending
                      Principal         Principal     Principal     Principal       Principal        Principal          Certificate
Class                  Balance           Balance     Distribution  Distribution    Distribution       Balance             Factor
                   --------------   --------------   ------------  ------------    ------------   ---------------       -----------
Class A-1           70,687,140.00               --             --        --                  --                --        0.0000000
Class A-2           53,856,869.00    28,764,592.05   5,519,487.01        --        5,519,487.01     23,245,105.03        0.4316089
Class A-3           52,510,447.00    52,510,447.00             --        --                  --     52,510,447.00        1.0000000
Class A-4           70,687,140.00    70,687,140.00             --        --                  --     70,687,140.00        1.0000000
                   --------------   --------------   ------------  ------------    ------------   ---------------       -----------
Total Class A      247,741,596.00   151,962,179.05   5,519,487.01        --        5,519,487.01    146,442,692.03        0.5911106

Class B-1            5,385,687.00     3,303,525.71     119,988.85        --          119,988.85      3,183,536.86        0.5911106
Class B-2            2,692,843.00     1,651,762.55      59,994.41        --           59,994.41      1,591,768.13        0.5911106
Class B-3            5,385,687.00     3,303,525.71     119,988.85        --          119,988.85      3,183,536.87        0.5911106
                   --------------   --------------   ------------  ------------    ------------   ---------------
Total              261,205,813.00   160,220,993.02   5,819,459.13        --        5,819,459.13    154,401,533.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of February 29, 2000                                   1,528,945.47
     Investment earnings on amounts in Collection Account                                     10,260.05
     Payments due Collection Account from last 3 business days of Collection Period          669,992.08
     Additional contribution for terminated trade-ups and rebooked leases                      5,686.35
     Servicer Advance on current Determination Date                                        4,444,931.83
                                                                                           ------------
     Available Funds on Payment Date                                                       6,659,815.78
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,659,815.78
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,659,815.78
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           --
     Unreimbursed Servicer Advances paid                                                          --
                                                                                           ------------
     Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,659,815.78
SERVICER FEES
     Servicer Fees due                                                                        70,124.80
     Servicer Fees paid                                                                       70,124.80
                                                                                           ------------
     Servicer Fees remaining unpaid                                                               --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,589,690.98
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,589,690.98
PREMIUM AMOUNT
     Premium Amount due                                                                       17,728.92
     Premium Amount paid                                                                      17,728.92
                                                                                           ------------
     Premium Amount remaining unpaid                                                              --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,571,962.06
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
     Indenture Trustee Fee remaining unpaid                                                       --
                                                                                           ------------
REMAINING AVAILABLE FUNDS                                                                  6,571,545.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                          75,000.00
                                                                                           --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                           --------------
     Indenture Trustee Expenses unpaid                                                              --

REMAINING AVAILABLE FUNDS                                                                    6,571,545.39
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                   131,598.01
     Class A-3 Note Interest                                                                   238,484.95
     Class A-4 Note Interest                                                                   331,522.69
                                                                                           --------------
     Total Class A Interest due                                                                701,605.64
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    5,869,939.75
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                20,206.57
     Class B-1 Note Interest paid                                                               20,206.57
                                                                                           --------------
     Class B-1 Note Interest remaining unpaid                                                       --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    5,849,733.18
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                13,090.22
     Class B-2 Note Interest paid                                                               13,090.22
                                                                                           --------------
     Class B-2 Note Interest remaining unpaid                                                       --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    5,836,642.97
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                17,183.84
     Class B-3 Note Interest paid                                                               17,183.84
                                                                                           --------------
     Class B-3 Note Interest remaining unpaid                                                       --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                    5,819,459.13
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                          5,519,487.01
     Class A Note Principal Balance as of preceding Payment Date                           151,962,179.05
                                                                                           --------------
     Class A Base Principal Distribution Amount paid                                         5,519,487.01
                                                                                           --------------
     Class A Base Principal Distribution Amount remaining unpaid                                    --

     Class A-1 Note Principal Balance as of preceding Payment Date                                  --
     Class A-1 Base Principal Distribution Amount paid                                              --
                                                                                           --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                           --------------
     Remaining Class A Base Principal Distribution Amount                                    5,519,487.01
                                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                          28,764,592.05
     Class A-2 Base Principal Distribution Amount paid                                       5,519,487.01
                                                                                           --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                    23,245,105.03

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                           --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                          52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                              --
                                                                                           --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                    52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                           --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                          70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                           --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                    70,687,140.00

REMAINING AVAILABLE FUNDS                                                                      299,972.11

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                           --
     Note Insuer Reimbursement Amount paid                                                          --
                                                                                           --------------
     Note Insuer Reimbursement Amount remaining unpaid                                              --
REMAINING AVAILABLE FUNDS                                                                      299,972.11

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                           3,303,525.71
     Class B-1 Base Principal Distribution due                                                 119,988.85
     Class B-1 Base Principal Distribution paid                                                119,988.85
                                                                                           --------------
     Class B-1 Base Principal Distribution remaining unpaid                                         --
     Class B-1 Note Principal Balance after distribution on Payment Date                     3,183,536.86

REMAINING AVAILABLE FUNDS                                                                      179,983.26

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                           1,651,762.55
     Class B-2 Base Principal Distribution due                                                  59,994.41
     Class B-2 Base Principal Distribution paid                                                 59,994.41
                                                                                           --------------
     Class B-2 Base Principal Distribution remaining unpaid                                         --
     Class B-2 Note Principal Balance after distribution on Payment Date                     1,591,768.13
REMAINING AVAILABLE FUNDS                                                                      119,988.85
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000

     Class B-3 Note Principal Balance as of preceding Payment Date                           3,303,525.71
     Class B-3 Base Principal Distribution due                                                 119,988.85
     Class B-3 Base Principal Distribution paid                                                119,988.85
                                                                                           --------------
      Class B-3 Base Principal Distribution remaining unpaid                                         0.00
      Class B-3 Note Principal Balance after distribution on Payment Date                    3,183,536.87
 REMAINING AVAILABLE FUNDS                                                                          --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                           --------------
     Remaining Indenture Trustee Expenses Unpaid                                                    --
 REMAINING AVAILABLE FUNDS                                                                          --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                           --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
 REMAINING AVAILABLE FUNDS                                                                          --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 168,299,523.02
      ADCPB, end of Collection Period                                                       162,480,063.89
                                                                                            --------------
       Base Principal Amount                                                                  5,819,459.13

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         4,057,392.31
      Servicing Advances collected during the current Collection Period                       4,057,392.31
       Unreimbursed Servicing Advances as of current Determination Date                                  -


CALCULATION OF INTEREST DUE

                       Beginning                                        Current                                     Total
                       Principal                     Interest          Interest             Overdue               Interest
Class                   Balance                        Rate               Due               Interest                 Due
-----                --------------                  ---------         ----------           --------              -----------
Class A-1                   --                        5.2150%             --                    --                    --
Class A-2             28,764,592.05                   5.4900%          131,598.01               --                 131,598.01
Class A-3             52,510,447.00                   5.4500%          238,484.95               --                 238,484.95
Class A-4             70,687,140.00                   5.6280%          331,522.69               --                 331,522.69
Class B-1              3,303,525.71                   7.3400%           20,206.57               --                  20,206.57
Class B-2              1,651,762.55                   9.5100%           13,090.22               --                  13,090.22
Class B-3              3,303,525.71                   6.2420%           17,183.84               --                  17,183.84
                     --------------                   ------           ----------           ------                -----------
                     160,220,993.02                   5.6329%          752,086.27               --                 752,086.27

CALCULATION OF PRINCIPAL DUE

                             Base            Base                                    Total
                          Principal        Principal            Overdue            Principal
Class                     Amount Pct.        Amount            Principal              Due
-----                     -----------     ------------         ---------          ------------
Class A                     94.845%       5,519,487.01             --             5,519,487.01
Class B-1                    2.062%         119,988.85             --               119,988.85
Class B-2                    1.031%          59,994.41             --                59,994.41
Class B-3                    2.062%         119,988.85              0.00            119,988.85
                                          ------------         ---------          ------------
                                          5,819,459.13              0.00          5,819,459.13


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                       168,299,523.02
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                            1/12
                                                                                             ----
      Servicer Fee due current period                                                   70,124.80
      Prior Servicer Fee arrearage                                                          --
                                                                                   --------------
      Servicer Fee due                                                                  70,124.80

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period          151,962,179.05
      Premium Rate                                                                                 0.140%
      One-twelfth                                                                                   1/12
                                                                                                    ----
      Premium Amount due Current Period                                                        17,728.92
      Prior Premium Amount arrearage                                                               --
                                                                                          --------------
      Total Premium Amount due                                                                 17,728.92

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                        --
                                                                                          --------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                               --
      Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                          --------------
      Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                        --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                          --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No


     EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                        Yes/No
                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                               No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the
     Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
     Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as
     the case may be.                                                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                   Event                                                                     Yes/No
     --------                  -----                                                                     ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed      No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2000


Gross Charge Event Calculation:

                                                                                                             Result
                                                                                                             ------
    Gross Charge Off Ratio Current Period                                                                     0.73%
    Gross Charge Off Ratio Prior Period                                                                       0.75%
    Gross Charge Off Ratio Second Prior Period                                                               -0.18%
                                                                                                             ------
     Average of Gross Charge Off Ratio for Three Periods                                                      0.43%
    Maximum Allowed                                                                                           2.50%

    Gross Charge Off Ratio:

                                   ADCPB of                                                              Gross Charge Off Ratio
                                All Defaulted           Less                              End of Month        Charge Offs/
                                  Contracts          Recoveries          Charge Offs          ADCPB               ADCPB
                                -------------        ----------          -----------     --------------  ----------------------
    Current Period              357,024.46          258,509.66           98,514.80      162,480,063.89           0.73%
    Prior Period                181,821.03           76,180.09          105,640.94      168,299,523.02           0.75%
    Second Prior Period         428,991.40          455,639.65          -26,648.25      174,783,743.11          -0.18%


Delinquency Event Calculation:
                                                                                                            Results
                                                                                                            -------
    Delinquency Trigger Ratio Current Period                                                                  5.06%
    Delinquency Trigger Ratio Prior Period                                                                    4.96%
    Delinquency Trigger Ratio Second Prior Period                                                             4.71%
                                                                                                              -----
    Average of Delinquency Trigger Ratios                                                                     4.91%
    Maximum Allowed                                                                                           7.50%


    Delinquency Trigger Ratio:

                               A               B                          A/B
                              ---             ---                         ---
                            ADCPB of         ADCPB of
                          Contract > 30    All Contracts         Delinquency Trigger
                          Days Past Due   As of Month-End               Ratio:
                          -------------   -----------------        -------------------
    Current Period         8,342,668.22     164,941,553.82               5.06%
    Prior Period           8,502,388.47     171,265,576.95               4.96%
    Second Prior Period    8,224,834.44     174,783,743.11               4.71%

                               ADCPB      Delinquency Ratio
                          -------------   -----------------
    Current                  156,598,886             94.94%
    31-60 Days Past Due        5,214,177              3.16%
    61-90 Days Past Due        1,375,684              0.83%
    91+ Days Past Due          1,752,807              1.06%
                             -----------            ------
    TOTAL                    164,941,554            100.00%

Substitution Limits


    ADCPB as of Cut-Off Date                                                                         269,284,343.00
    Maximum Substitution (10% of Initial)                                                             26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                           2,873,675.97
    Current month ADCPB Substituted                                                                    1,047,110.92
                                                                                                       ------------
    Cumulative ADCPB Substituted                                                                       3,920,786.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000



Available Amount to Note Holders:                                                                  7,696,767.80

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                             -
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                        6,453.40
             (b) Servicer Fees from current and prior Collection Period                               86,650.71
             (c) Servicing Charges inadvertantly deposited in Collection Account                              -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             22,008.41
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                          -
             Class A-2 Note Interest                                                                 256,400.37
             Class A-3 Note Interest                                                                 221,916.32
             Class A-4 Note Interest                                                                 401,672.54

(viii)      Class B-1 Note Interest                                                                   22,589.38
(ix)        Class B-2 Note Interest                                                                   17,070.19
(x)         Class B-3 Note Interest                                                                   13,516.04
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                          -
             Class A-2 Principal Distribution Amount                                               6,354,522.45
             Class A-3 Principal Distribution Amount                                                          -
             Class A-4 Principal Distribution Amount                                                          -
(xii)       Note Insurer Reimbursement Amount                                                                 -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            138,141.80
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             69,070.90
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             86,338.62
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              -
(xviii)     Remaining Amount to Residual Holder                                                               -

            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2000



                    Initial         Beginning         Base        Additional       Total               Ending             Ending
                   Principal        Principal       Principal      Principal     Principal            Principal         Certificate
   Class            Balance          Balance       Distribution   Distribution  Distribution           Balance            Factor
-------------    --------------   --------------   ------------   ------------  --------------      --------------      ---------
Class A-1         70,688,994.00            --             --             --              --                  --          0.0000000
Class A-2         57,258,085.00    56,455,127.50   6,354,522.45          --       6,354,522.45       50,100,605.06       0.8749962
Class A-3         48,068,516.00    48,068,516.00          --             --              --          48,068,516.00       1.0000000
Class A-4         84,119,903.00    84,119,903.00          --             --              --          84,119,903.00       1.0000000
                 --------------   --------------   ------------   ------------  --------------      --------------      ---------
 Total Class A   260,135,498.00   188,643,546.50   6,354,522.45          --       6,354,522.45      182,289,024.06       0.7007464
Class B-1          5,655,120.00     4,100,947.01     138,141.80          --         138,141.80        3,962,805.21       0.7007464
Class B-2          2,827,560.00     2,050,473.50      69,070.90          --          69,070.90        1,981,402.60       0.7007464
Class B-3          3,534,450.00     2,563,091.88      86,338.62          --          86,338.62        2,476,753.26       0.7007464
                 --------------   --------------   ------------   ------------  --------------      --------------
 Total           272,152,628.00   197,358,058.90   6,648,073.78          --       6,648,073.78      190,709,985.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of February 29, 2000                                           418,195.55
     Investment earnings on amounts in Collection Account                                            6,882.74
     Payments due Collection Account from last 3 business days of Collection Period              1,328,260.87
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                              5,943,428.64
                                                                                               --------------
     Available Funds on Payment Date                                                             7,696,767.80
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,696,767.80
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,696,767.80
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                              6,453.40
     Unreimbursed Servicer Advances paid                                                             6,453.40
                                                                                               --------------
     Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,690,314.40
SERVICER FEES
     Servicer Fees due                                                                              86,650.71
     Servicer Fees paid                                                                             86,650.71
                                                                                               --------------
     Servicer Fees remaining unpaid                                                                     --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,603,663.69
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,603,663.69
PREMIUM AMOUNT
     Premium Amount due                                                                             22,008.41
     Premium Amount paid                                                                            22,008.41
                                                                                               --------------
     Premium Amount remaining unpaid                                                                    --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,581,655.28
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
     Indenture Trustee Fee remaining unpaid                                                             --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        7,581,238.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                               --------------
     Indenture Trustee Expenses unpaid                                                                  --

REMAINING AVAILABLE FUNDS                                                                        7,581,238.61
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                       256,400.37
     Class A-3 Note Interest                                                                       221,916.32
     Class A-4 Note Interest                                                                       401,672.54
                                                                                               --------------
     Total Class A Interest due                                                                    879,989.22
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        6,701,249.39
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    22,589.38
     Class B-1 Note Interest paid                                                                   22,589.38
                                                                                               --------------
     Class B-1 Note Interest remaining unpaid                                                           --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        6,678,660.01
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    17,070.19
     Class B-2 Note Interest paid                                                                   17,070.19
                                                                                               --------------
     Class B-2 Note Interest remaining unpaid                                                           --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        6,661,589.81
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                    13,516.04
     Class B-3 Note Interest paid                                                                   13,516.04
                                                                                               --------------
     Class B-3 Note Interest remaining unpaid                                                           --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        6,648,073.78
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              6,354,522.45
     Class A Note Principal Balance as of preceding Payment Date                               188,643,546.50
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             6,354,522.45
                                                                                               --------------
     Class A Base Principal Distribution Amount remaining unpaid                                        --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                               --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                --

     Remaining Class A Base Principal Distribution Amount                                        6,354,522.45
                                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                              56,455,127.50
     Class A-2 Base Principal Distribution Amount paid                                           6,354,522.45
                                                                                               --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                        50,100,605.06

     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                               --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                              48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                               --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                        48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                               --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                              84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                               --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                        84,119,903.00

REMAINING AVAILABLE FUNDS                                                                          293,551.33

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                               --
     Note Insuer Reimbursement Amount paid                                                              --
                                                                                               --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                  --
REMAINING AVAILABLE FUNDS                                                                          293,551.33

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                               4,100,947.01
     Class B-1 Base Principal Distribution due                                                     138,141.80
     Class B-1 Base Principal Distribution paid                                                    138,141.80
                                                                                               --------------
     Class B-1 Base Principal Distribution remaining unpaid                                             --
     Class B-1 Note Principal Balance after distribution on Payment Date                         3,962,805.21

REMAINING AVAILABLE FUNDS                                                                          155,409.53

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                               2,050,473.50
     Class B-2 Base Principal Distribution due                                                      69,070.90
     Class B-2 Base Principal Distribution paid                                                     69,070.90
                                                                                               --------------
     Class B-2 Base Principal Distribution remaining unpaid                                             --
     Class B-2 Note Principal Balance after distribution on Payment Date                         1,981,402.60
REMAINING AVAILABLE FUNDS                                                                           86,338.62

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                               2,563,091.88
     Class B-3 Base Principal Distribution due                                                      86,338.63
     Class B-3 Base Principal Distribution paid                                                     86,338.62
                                                                                               --------------
     Class B-3 Base Principal Distribution remaining unpaid                                              0.01
     Class B-3 Note Principal Balance after distribution on Payment Date                         2,476,753.26
REMAINING AVAILABLE FUNDS                                                                               --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                               --------------
     Remaining Indenture Trustee Expenses unpaid                                                        --
REMAINING AVAILABLE FUNDS                                                                               --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                               --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                               --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                      207,961,696.99
      ADCPB, end of Collection Period                                                            201,313,623.21
                                                                                                 --------------
      Base Principal Amount                                                                        6,648,073.78

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                              5,392,866.61
      Servicing Advances collected during the current Collection Period                            5,386,413.21
                                                                                                 --------------
      Unreimbursed Servicing Advances as of current Determination Date                                 6,453.40

CALCULATION OF INTEREST DUE

                       Beginning                                       Current                                       Total
                       Principal                     Interest          Interest           Overdue                  Interest
Class                   Balance                        Rate              Due             Interest                     Due
                     --------------                  --------         ----------         ----------                ----------
Class A-1                     --                      4.9670%               --                   --                     --
Class A-2             56,455,127.50                   5.4500%          256,400.37                --                256,400.37
Class A-3             48,068,516.00                   5.5400%          221,916.32                --                221,916.32
Class A-4             84,119,903.00                   5.7300%          401,672.54                --                401,672.54
Class B-1              4,100,947.01                   6.6100%           22,589.38                --                 22,589.38
Class B-2              2,050,473.50                   9.9900%           17,070.19                --                 17,070.19
Class B-3              2,563,091.88                   6.3280%           13,516.04                --                 13,516.04
                     --------------                  --------         ----------         ----------                ----------
                     197,358,058.90                   5.6739%          933,164.84                --                933,164.84


CALCULATION OF PRINCIPAL DUE


                               Base               Base                                     Total
                             Principal          Principal               Overdue          Principal
Class                        Amount Pct.          Amount               Principal            Due
                             ------------      ------------           -----------       ------------
Class A                      95.584%            6,354,522.45                --           6,354,522.45
Class B-1                     2.078%              138,141.80                --             138,141.80
Class B-2                     1.039%               69,070.90                --              69,070.90
Class B-3                     1.299%               86,338.63                 0.00           86,338.63
                                                ------------           -----------       ------------
                                                6,648,073.78                 0.00        6,648,073.78

CALCULATION OF SERVICER FEE


      ADCPB as of the prior Calculation Date                                              207,961,696.99
      Servicer Fee Rate                                                                            0.500%
      One-twelfth                                                                                   1/12
      Servicer Fee due current period                                                          86,650.71
                                                                                          --------------
      Prior Servicer Fee arrearage                                                                 --
      Servicer Fee due                                                                         86,650.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period          188,643,546.50
      Premium Rate                                                                                 0.140%
      One-twelfth                                                                                   1/12
                                                                                                   -----
      Premium Amount due Current Period                                                        22,008.41
      Prior Premium Amount arrearage                                                               --
                                                                                          --------------
      Total Premium Amount due                                                                 22,008.41

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                        --
                                                                                          --------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                               --
      Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                          --------------
      Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                        --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                          --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2000

RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------

     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the term of such Notes or the Indenture when
due; and,                                                                                                   No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                      Event                                                                  Yes/No
     -------                      -----                                                                  ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement voluntary petition for bankruptcy                      No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed      No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2000


GROSS CHARGE EVENT CALCULATION:

                                                                                                  Result
                                                                                                  ------
    Gross Charge Off Ratio Current Period                                                          0.88%
    Gross Charge Off Ratio Prior Period                                                            1.38%
    Gross Charge Off Ratio Second Prior Period                                                     0.11%
                                                                                                   ----
    Average of Gross Charge Off Ratio for Three Periods                                            0.79%
    Maximum Allowed                                                                                2.50%



    GROSS CHARGE OFF RATIO:

                                   ADCPB of                                                                  Gross Charge Off Ratio
                                All Defaulted             Less                                 End of Month      Charge Offs/
                                  Contracts            Recoveries          Charge Offs            ADCPB            ADCPB
                               --------------          ----------          -----------       --------------  ----------------------
Current Period                    251,656.12           104,454.27           147,201.85       201,313,623.21        0.88%
Prior Period                      281,935.39            42,075.70           239,859.69       207,961,696.99        1.38%
Second Prior Period               303,771.84           283,615.93            20,155.91       214,378,074.60        0.11%


Delinquency Event Calculation:

                                                                                                  Result
                                                                                                  ------
    Delinquency Trigger Ratio Current Period                                                       4.99%
    Delinquency Trigger Ratio Prior Period                                                         6.28%
    Delinquency Trigger Ratio Second Prior Period                                                  5.08%
                                                                                                   ----
    Average of Delinquency Trigger Ratios                                                          5.45%
    Maximum Allowed                                                                                7.50%


    DELINQUENCY TRIGGER RATIO:

                               A                    B                    A/B
                              ---                  ---                   ---
                            ADCPB of             ADCPB of
                        Contract > 30 Days    All Contracts      Delinquency Trigger
                            Past Due         As of Month-End           Ratio:
                          -------------     -----------------     -------------------

    Current Period         10,244,680.40     205,144,240.48            4.99%
    Prior Period           13,396,180.37     213,270,231.97            6.28%
    Second Prior Period    10,900,616.82     214,378,074.60            5.08%


                          ADCPB              Delinquency Ratio
                         -------------       -----------------
    Current              194,899,560                95.01%
    31-60 Days Past Due    5,794,504                 2.82%
    61-90 Days Past Due    2,159,687                 1.05%
    91+ Days Past Due      2,290,489                 1.12%
    TOTAL                205,144,240               100.00%

SUBSTITUTION LIMITS


    ADCPB as of Cut-Off Date                                                                 226,204,781.43
    Maximum Substitution (10% of Initial)                                                     22,620,478.14

    Prior month Cumulative ADCPB Substituted                                                  11,381,080.56
    Current month ADCPB Substituted                                                            2,384,187.64
                                                                                             --------------
    Cumulative ADCPB Substituted                                                              13,765,268.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000


Available Amount to Note Holders:                                                            4,230,126.62
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                         -
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                        -
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                  6,698.59
             (b) Servicer Fees from current and prior Collection Period                         66,060.19
             (c) Servicing Charges inadvertantly deposited in Collection Account                        -
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                -

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                            67,257.93
             Class A-2 Note Interest                                                           172,031.87
             Class A-3 Note Interest                                                           105,098.57
             Class A-4 Note Interest                                                           360,555.57
(vii)      Class B Note Interest                                                                82,327.82
(viii)     Class C Note Interest                                                                61,362.83
(ix)       Class D Note Interest                                                                18,732.42

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                         3,275,735.66
             Class A-2 Principal Distribution Amount                                                    -
             Class A-3 Principal Distribution Amount                                                    -
             Class A-4 Principal Distribution Amount                                                    -
(xi)       Class B Base Principal Distribution Amount                                                   -
(xii)      Class C Base Principal Distribution Amount                                                   -
(xiii)     Class D Base Principal Distribution Amount                                                   -
(xv)       Class E Note Interest                                                                13,848.50
(xvi)      Class E Principal Distribution Amount                                                        -
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                   -
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                -
(xx)       Remaining Amount to Residual Holder                                                       0.00


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 7,954.48

           Reviewed By:



           -------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of February 29, 2000                                    933,555.32
     Investment earnings on amounts in Collection Account                                     6,118.60
     Payments due Collection Account from last 3 business days of Collection Period         277,693.09
     Additional contribution for terminated trade-ups and rebooked leases                            -
     Servicer Advance on current Determination Date                                       3,012,759.61
                                                                                        --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                      4,230,126.62
     Reserve Account balance                                                              1,751,034.78
                                                                                        --------------
     TOTAL AVAILABLE FUNDS                                                                5,981,161.40

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                 -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,981,161.40

Indemnity Payments paid inadvertantly deposited in Collection Account                                -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,981,161.40

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       6,698.59
     Unreimbursed Servicer Advances paid                                                      6,698.59
                                                                                        --------------
     Unreimbursed Servicer Advances remaining unpaid                                                 -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,974,462.81

SERVICER FEES
     Servicer Fees due                                                                       66,060.19
     Servicer Fees paid                                                                      66,060.19
                                                                                        --------------
     Servicer Fees remaining unpaid                                                                  -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,908,402.62

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,908,402.62

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
     Indenture Trustee Fee remaining unpaid                                                          -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,907,985.95

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                           -
                                                                                        --------------
     Indenture Trustee Expenses unpaid                                                               -
REMAINING AVAILABLE FUNDS                                                                 5,907,985.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                 67,257.93
     Class A-2 Note Interest                                                                172,031.87
     Class A-3 Note Interest                                                                105,098.57
     Class A-4 Note Interest                                                                360,555.57
     Total Class A Interest due                                                             704,943.94
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,203,042.01

CLASS B NOTE INTEREST
     Class B Note Interest due                                                               82,327.82
     Class B Note Interest paid                                                              82,327.82
                                                                                        --------------
     Class B Note Interest remaining unpaid                                                          -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,120,714.19

CLASS C NOTE INTEREST
     Class C Note Interest due                                                               61,362.83
     Class C Note Interest paid                                                              61,362.83
                                                                                        --------------
     Class C Note Interest remaining unpaid                                                          -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,059,351.36

CLASS D NOTE INTEREST
     Class D Note Interest due                                                               18,732.42
     Class D Note Interest paid                                                              18,732.42
                                                                                        --------------
     Class D Note Interest remaining unpaid                                                          -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 5,040,618.94

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       3,197,118.00
     Class A Note Principal Balance as of preceding Payment Date                        127,025,839.63
                                                                                        --------------
     Class A Base Principal Distribution Amount paid                                      3,197,118.00
                                                                                        --------------
     Class A Base Principal Distribution Amount remaining unpaid                                     -
     Class A-1 Note Principal Balance as of preceding Payment Date                       14,259,199.63
     Class A-1 Base Principal Distribution Amount paid                                    3,197,118.00
                                                                                        --------------
     Class A-1 Note Principal Balance after distribution                                 11,062,081.63
                                                                                        --------------
     Remaining Class A Base Principal Distribution Amount                                            -
                                                                                        --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                       31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                                               -
                                                                                        --------------
     Class A-2 Note Principal Balance after distribution                                 31,956,385.00
     Remaining Class A Base Principal Distribution Amount                                            -
                                                                                        --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                       18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                               -
                                                                                        --------------
     Class A-3 Note Principal Balance after distribution                                 18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                            -
                                                                                        --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                       61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                               -
                                                                                        --------------
     Class A-4 Note Principal Balance after distribution                                 61,986,631.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                         13,570,520.00
     Class B Base Principal Distribution due                                                         -
     Class B Base Principal Distribution paid                                                        -
                                                                                        --------------
     Class B Base Principal Distribution remaining unpaid                                            -
     Class B Note Principal Balance after distribution on Payment Date                   13,570,520.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                          9,192,933.00
     Class C Base Principal Distribution due                                                         -
     Class C Base Principal Distribution paid                                                        -
                                                                                        --------------
     Class C Base Principal Distribution remaining unpaid                                            -
     Class C Note Principal Balance after distribution on Payment Date                    9,192,933.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                          2,188,793.00
     Class D Base Principal Distribution due                                                         -
     Class D Base Principal Distribution paid                                                        -
                                                                                        --------------
     Class D Base Principal Distribution remaining unpaid                                            -
     Class D Note Principal Balance after distribution on Payment Date                    2,188,793.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                               11,062,081.63
     Class A-1 Reallocated Principal Distribution                                                    -
                                                                                        --------------
     Class A-1 Note Principal Balance after Reallocation                                 11,062,081.63
Remaining Available Funds                                                                 1,843,500.93
                                                                                        --------------
     Class A-2 Note Principal Balance after Base Principal                               31,956,385.00
     Class A-2 Reallocated Principal Distribution                                                    -
                                                                                        --------------
     Class A-2 Note Principal Balance after Reallocation                                 31,956,385.00
Remaining Available Funds                                                                 1,843,500.93
                                                                                        --------------
     Class A-3 Note Principal Balance after Base Principal                               18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                    -
                                                                                        --------------
     Class A-3 Note Principal Balance after Reallocation                                 18,823,624.00
Remaining Available Funds                                                                 1,843,500.93
                                                                                        --------------
     Class A-4 Note Principal Balance after Base Principal                               61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                    -
                                                                                        --------------
     Class A-4 Note Principal Balance after Reallocation                                 61,986,631.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                 13,570,520.00
     Class B Reallocated Principal Distribution paid                                                 -
                                                                                        --------------
     Class B Note Principal Balance after Reallocation                                   13,570,520.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                  9,192,933.00
     Class C Reallocated Principal Distribution paid                                                 -
                                                                                        --------------
     Class C Note Principal Balance after Reallocation                                    9,192,933.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                  2,188,793.00
     Class D Reallocated Principal Distribution paid                                                 -
     Class D Note Principal Balance after Reallocation                                    2,188,793.00
REMAINING AVAILABLE FUNDS                                                                 1,843,500.93

CLASS E NOTE INTEREST
     Class E Note Interest due                                                               13,848.50
     Class E Note Interest paid                                                              13,848.50
                                                                                        --------------
     Class E Note Interest remaining unpaid                                                          -
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                 1,829,652.44

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                          2,363,897.00
     Class E Base Principal Distribution due                                                         -
     Class E Base Principal Distribution paid                                                        -
                                                                                        --------------
     Class E Base Principal Distribution remaining unpaid                                            -
     Class E Note Principal Balance after distribution on Payment Date                    2,363,897.00
REMAINING AVAILABLE FUNDS                                                                 1,829,652.44

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                  2,363,897.00
     Class E Reallocated Principal Distribution paid                                                 -
     Class E Note Principal Balance after Reallocation                                    2,363,897.00
REMAINING AVAILABLE FUNDS                                                                 1,829,652.44

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                        11,062,081.63
     Class A-1 Supplemental Principal Distribution                                           78,617.66
                                                                                        --------------
     Class A-1 Note Principal Balance after Supplemental                                 10,983,463.97
Remaining Available Funds                                                                 1,751,034.78
                                                                                        --------------
     Class A-2 Note Principal Balance after Reallocated Principal                        31,956,385.00
     Class A-2 Supplemental Principal Distribution                                                   -
                                                                                        --------------
     Class A-2 Note Principal Balance after Supplemental                                 31,956,385.00
Remaining Available Funds                                                                 1,751,034.78
                                                                                        --------------
     Class A-3 Note Principal Balance after Reallocated Principal                        18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                   -
                                                                                        --------------
     Class A-3 Note Principal Balance after Supplemental                                 18,823,624.00
Remaining Available Funds                                                                 1,751,034.78
                                                                                        --------------
     Class A-4 Note Principal Balance after Reallocated Principal                        61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                   -
                                                                                        --------------
     Class A-4 Note Principal Balance after Supplemental                                 61,986,631.00
REMAINING AVAILABLE FUNDS                                                                 1,751,034.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                          13,570,520.00
     Class B Supplemental Principal Distribution paid                                                -
                                                                                        --------------
     Class B Note Principal Balance after Supplemental                                   13,570,520.00
Remaining Available Funds                                                                 1,751,034.78

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                           9,192,933.00
     Class C Supplemental Principal Distribution paid                                                -
                                                                                        --------------
     Class C Note Principal Balance after Supplemental                                    9,192,933.00
REMAINING AVAILABLE FUNDS                                                                 1,751,034.78

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                           2,188,793.00
     Class D Supplemental Principal Distribution paid                                                -
                                                                                        --------------
     Class D Note Principal Balance after Supplemental                                    2,188,793.00
REMAINING AVAILABLE FUNDS                                                                 1,751,034.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                           2,363,897.00
     Class E Supplemental Principal Distribution paid                                                -
                                                                                        --------------
     Class E Note Principal Balance after Supplemental                                    2,363,897.00
REMAINING AVAILABLE FUNDS                                                                 1,751,034.78

RESERVE FUND
     Required Reserve Fund Amount                                                         1,751,034.78
     Reserve Account Balance, Ending                                                      1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                         0.00
                                                                                        --------------
REMAINING AVAILABLE FUNDS                                                                         0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     -
     Remaining Indenture Trustee Expenses paid                                                       -
                                                                                        --------------
     Remaining Indenture Trustee Expenses unpaid                                                     -
REMAINING AVAILABLE FUNDS                                                                         0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                        0.00

First Sierra Equipment Contract Trust Series 1999-2
First Sierra Receiveables III, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended March 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             158,544,465.63
      ADCPB, end of Collection Period                                                   155,268,729.97
                                                                                        --------------
      Base Principal Amount                                                               3,275,735.66

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                     2,519,824.70
      Servicing Advances collected during the current Collection Period                   2,513,126.11
                                                                                        --------------
      Unreimbursed Servicing Advances as of current Determination Date                        6,698.59


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                            158,544,465.63
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                 1/12
                                                                                        --------------
      Servicer Fee due current period                                                        66,060.19
      Prior Servicer Fee arrearage                                                                   -
                                                                                        --------------
      Servicer Fee due                                                                       66,060.19


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                  416.67
      Prior Indenture Trustee Fee arrearage                                                          -
                                                                                        --------------
      Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                 -
      Prior Indenture Trustee Expenses arrearage                                                     -
                                                                                        --------------
      Total Indenture Trustee Expenses due                                                           -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                          -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         -
                                                                                        --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     -


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                               152,859,462.70               96.93%
      31 - 60 days past due                                                   2,830,018.79                1.79%
      61 - 90 days past due                                                     765,191.61                0.49%
      91+ days past due                                                       1,252,661.76                0.79%
                                                                            --------------
                                                                            157,707,334.87

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                                                               376,960.06
      Less Recoveries                                                                                 34,211.62
                                                                                                 --------------
      Total Charge Offs for the period                                                               342,748.44

      End of Month ADCPB                                                                         155,268,729.97
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                     0.22%

First Sierra Equipment Contract Trust Series 1999-2
First Sierra Receiveables III, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended March 1, 2000

INTEREST PAYMENTS TO NOTEHOLDERS


                                 Beginning
                  Initial         of Period           Interest                     Interest
   Class          Balance          Balance              Rate      Interest Due       Paid
-------------   -------------   -------------  --------------   -------------  ----------------
    A-1         30,818,212.00   14,259,199.63          5.855%       67,257.93       67,257.93
                -------------   -------------  --------------   -------------  ----------------
    A-2         31,956,385.00   31,956,385.00          6.460%      172,031.87      172,031.87
                -------------   -------------  --------------   -------------  ----------------
    A-3         18,823,624.00   18,823,624.00          6.700%      105,098.57      105,098.57
                -------------   -------------  --------------   -------------  ----------------
    A-4         61,986,631.00   61,986,631.00          6.980%      360,555.57      360,555.57
                -------------   -------------  --------------   -------------  ----------------
  Class A      143,584,852.00  127,025,839.63                      704,943.94      704,943.94
                -------------   -------------  --------------   -------------  ----------------
     B          13,570,520.00   13,570,520.00          7.280%       82,327.82       82,327.82
                -------------   -------------  --------------   -------------  ----------------
     C           9,192,933.00    9,192,933.00          8.010%       61,362.83       61,362.83
                -------------   -------------  --------------   -------------  ----------------
     D           2,188,793.00    2,188,793.00         10.270%       18,732.42       18,732.42
                -------------   -------------  --------------   -------------  ----------------
     E           2,363,897.00    2,363,897.00          7.030%       13,848.50       13,848.50
                -------------   -------------  --------------   -------------  ----------------
Total Notes    170,900,995.00  154,341,982.63                      881,215.51      881,215.51
                -------------   -------------  --------------   -------------  ----------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning        (Monthly)     (Reallocated)   (Supplemental)      Total            End          Ending
                  of Period        Principal       Principal       Principal       Principal       of Period     Certificate
   Class           Balance            Paid            Paid            Paid           Paid           Balance        Factor
               --------------   -------------  --------------   -------------  --------------    ------------    ----------
    A-1         14,259,199.63    3,197,118.00            0.00       78,617.66    3,275,735.66    10,983,463.97   0.3563952
               --------------   -------------  --------------   -------------  --------------    ------------
    A-2         31,956,385.00            0.00            0.00            0.00            0.00    31,956,385.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
    A-3         18,823,624.00            0.00            0.00            0.00            0.00    18,823,624.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
    A-4         61,986,631.00            0.00            0.00            0.00            0.00    61,986,631.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
  Class A      127,025,839.63    3,197,118.00            0.00       78,617.66    3,275,735.66   123,750,103.97
               --------------   -------------  --------------   -------------  --------------    ------------
     B          13,570,520.00            0.00            0.00            0.00            0.00    13,570,520.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
     C           9,192,933.00            0.00            0.00            0.00            0.00     9,192,933.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
     D           2,188,793.00            0.00            0.00            0.00            0.00     2,188,793.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
     E           2,363,897.00            0.00            0.00            0.00            0.00     2,363,897.00   1.0000000
               --------------   -------------  --------------   -------------  --------------    ------------
Total Notes    154,341,982.63    3,197,118.00            0.00       78,617.66    3,275,735.66   151,066,246.97
               --------------   -------------  --------------   -------------  --------------    ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2000

PRINCIPAL PAYMENT CALCULATION

                                    Investor       Investor         Investor                      Supplemental
                  (defined)         Monthly      Reallocated     Supplemental       Total           Percentage
                    Class          Principal      Principal       Principal       Principal       of Principal
   Class          Percentage        Amount          Amount          Amount          Amount          Allocated
-----------     -------------    ------------   -------------  --------------   -------------    -------------
     A               82.00%      3,197,118.00            0.00       78,617.66    3,275,735.66           84.02%
     B                7.75%              0.00            0.00            0.00            0.00            7.94%
     C                5.25%              0.00            0.00            0.00            0.00            5.38%
     D                1.25%              0.00            0.00            0.00            0.00            1.28%
     E                1.35%              0.00            0.00            0.00            0.00            1.38%
-----------     -------------    ------------   -------------  --------------   -------------    -------------
                                 3,197,118.00            0.00       78,617.66    3,275,735.66          100.00%


FLOOR CALCULATION

                  Class         Floor Hit?        Floored
   Class          Floors           (Y/N)        Prin Amount
----------      -----------    -----------     -------------
     A                                             N/A
     B                -            No                      -
     C                -            No                      -
     D                -            No                      -
     E                -            No                      -


(Retained) Certificate Balance   4,202,483.00
Initial OC Percentage                    2.40%

Overcollateralization Balance (prior)            4,202,483.00
Overcollateralization Balance (current)          4,202,483.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,907,985.95

First Sierra Equipment Contract Trust Series 1999-2
First Sierra Receiveables III, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended March 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------

    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture when
    due; and,                                                                                     No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment
    Date to the extent that sufficient Available Funds are on deposit in the
    Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
    Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
    Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
    Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
    case may be.                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


   Section                                Event                                                        Yes/No
-------------   --------------------------------------------------------------------                   ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                          No
    6.01(ii)    Failure to submit Monthly Statement                                                       No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                                     No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                Agreement                                                                                 No